Vanguard Strategic Equity Fund

Supplement Dated February 21, 2019 to the Prospectus and Summary Prospectus Dated January 28, 2019

Important Change to Vanguard Strategic Equity Fund

The “Average Annual Total Returns” table for the Vanguard Strategic Equity Fund is replaced with the following:

Average Annual Total Returns for Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Vanguard Strategic Equity Fund Investor Shares
Return Before Taxes	–11.91%	5.78%	13.71%
Return After Taxes on Distributions	–13.93	3.87	12.56
Return After Taxes on Distributions and Sale of Fund Shares	–5.71	4.39	11.48
MSCI US Small + Mid Cap 2200 Index
(reflects no deduction for fees, expenses, or taxes)	–9.30%	6.05%	13.96%

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PS 114 022019